Intangible Assets, Net and Other Assets - Schedule of the Future Expected Amortization Expense of the Intangible Assets (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
2023		$ 594
2024		593
2025		99
2026		0
2027		0
Total		$ 1,286	$ 1,943
Southern Airways Corporation
2023	$ 32
2024	55
2025	55
2026	13
Total	$ 155		$ 69